CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED INFORMATION  [10/20/05]

[$881,550,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$900,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-9

Credit Suisse First Boston Mortgage Acceptance Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date.  Approximately 36.7% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,617
Total Outstanding Loan Balance	$898,209,110*	Min	Max
Average Loan Current Balance	$194,544	$4,176	$997,377
Weighted Average Original LTV	79.8%**
Weighted Average Coupon	7.17%	4.75%	14.58%
Arm Weighted Average Coupon	7.08%
Fixed Weighted Average Coupon	7.99%
Weighted Average Margin	6.13%	2.25%	9.25%
Weighted Average FICO (Non-Zero)	631
Weighted Average Age (Months)	3
% First Liens	98.0%
% Second Liens	2.0%
% Arms	90.9%
% Fixed	9.1%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$900,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

% North_CA	14.5
% South_CA	23.4
% Silent/Second	40.8
WA CLTV for SilentSeconds	98.9
WA DTI for SilentSeconds	42.1
% SilentSeconds & IO	21.4
WA CLTV for SilentSeconds & IO	99.2
WA DTI for SilentSecond & IO	42.3

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
437 - 450	1	49,685	0.0	10.63	90.0	437	36.7
451 - 475	6	503,156	0.1	10.77	82.4	468	39.0
476 - 500	13	1,551,640	0.2	10.50	71.8	494	38.5
501 - 525	137	25,110,337	2.8	8.48	75.3	513	42.6
526 - 550	199	41,392,397	4.6	7.97	76.0	539	41.4
551 - 575	346	67,689,530	7.5	7.56	77.5	564	41.7
576 - 600	736	112,022,048	12.5	7.49	80.3	588	41.0
601 - 625	939	171,948,527	19.1	7.15	79.9	613	41.1
626 - 650	848	167,703,598	18.7	6.98	80.4	638	41.8
651 - 675	659	139,168,569	15.5	6.86	80.4	662	41.4
676 - 700	353	81,077,588	9.0	6.89	80.3	687	40.6
701 - 725	184	43,637,158	4.9	6.78	80.1	711	40.5
726 - 750	104	24,928,585	2.8	6.80	81.3	737	41.5
751 - 775	62	14,497,147	1.6	6.69	82.0	761	42.1
776 - 800	29	6,753,813	0.8	6.73	79.7	786	44.4
801 - 802	1	175,332	0.0	6.20	90.0	802	49.0
Total:	4,617	898,209,110	100.0	7.17	79.8	631	41.3

•

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
549 - 550	2	552,500	0.2	6.75	74.0	550	32.6
551 - 575	12	3,364,350	1.0	6.99	77.7	570	43.6
576 - 600	126	29,428,974	8.9	7.01	78.8	589	40.4
601 - 625	234	62,363,158	18.9	6.87	79.9	613	41.5
626 - 650	287	77,162,621	23.4	6.66	78.7	639	41.9
651 - 675	233	69,538,004	21.1	6.59	80.1	662	41.8
676 - 700	144	44,889,935	13.6	6.58	79.6	687	40.7
701 - 725	67	19,576,987	5.9	6.43	80.0	711	41.8
726 - 750	37	11,755,375	3.6	6.60	79.7	738	40.4
751 - 775	28	8,580,351	2.6	6.42	80.3	762	43.7
776 - 795	9	2,218,586	0.7	6.43	79.5	784	44.8
Total:	1,179	329,430,841	100.0	6.68	79.5	652	41.5

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
<= 10.000	49	9,390,418	1.0	7.80	75.3	638	5.9
10.001 - 15.000	30	5,879,282	0.7	7.22	76.2	622	12.5
15.001 - 20.000	77	10,348,219	1.2	7.28	76.9	628	17.8
20.001 - 25.000	166	24,881,983	2.8	7.29	77.7	623	22.8
25.001 - 30.000	306	48,609,997	5.4	7.34	77.9	624	27.9
30.001 - 35.000	482	84,943,850	9.5	7.19	78.7	628	32.7
35.001 - 40.000	764	141,533,190	15.8	7.22	79.4	634	37.8
40.001 - 45.000	1,080	219,961,744	24.5	7.14	80.2	635	42.8
45.001 - 50.000	1,396	293,412,373	32.7	7.12	80.9	632	47.8
50.001 - 55.000	265	59,017,781	6.6	7.01	79.0	610	52.6
55.001 - 60.000	1	184,387	0.0	7.00	62.7	522	55.1
65.001 - 68.120	1	45,883	0.0	10.30	100.0	686	68.1
Total:	4,617	898,209,110	100.0	7.17	79.8	631	41.3

•

Note, for second liens, CLTV is employed in this calculation.

•

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
<= 10.000	4	1,333,000	0.4	6.98	75.7	651	9.1
10.001 - 15.000	2	242,000	0.1	7.37	67.4	604	12.6
15.001 - 20.000	13	3,578,303	1.1	6.63	74.6	628	18.4
20.001 - 25.000	30	6,512,938	2.0	6.53	79.0	656	22.7
25.001 - 30.000	64	15,720,860	4.8	6.90	77.9	639	27.8
30.001 - 35.000	124	31,915,250	9.7	6.61	77.9	650	32.8
35.001 - 40.000	200	51,649,579	15.7	6.75	78.4	655	37.8
40.001 - 45.000	337	100,268,009	30.4	6.67	80.0	655	42.9
45.001 - 50.000	385	112,240,314	34.1	6.67	80.5	652	47.8
50.001 - 53.270	20	5,970,587	1.8	6.61	78.9	639	50.8
Total:	1,179	329,430,841	100.0	6.68	79.5	652	41.5

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Initial Periodic Cap (%) for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
1.50	41	13,457,440	4.1	6.60	80.3	659	43.1
2.00	418	125,991,684	38.7	6.61	79.3	647	41.5
3.00	706	185,740,830	57.1	6.73	79.6	655	41.4
Total:	1,165	325,189,954	100.0	6.68	79.5	652	41.5

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Subsequent Periodic Cap (%) for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
1.00	591	159,299,211	49.0	6.68	79.5	658	41.3
1.50	339	90,322,453	27.8	6.67	81.1	647	42.0
2.00	235	75,568,290	23.2	6.69	77.7	646	41.2
Total:	1,165	325,189,954	100.0	6.68	79.5	652	41.5

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
LTV for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
16.440 - 20.000	1	368,941	0.0	6.25	16.4	672	44.7
20.001 - 30.000	13	1,590,203	0.2	7.92	27.5	584	41.1
30.001 - 40.000	21	2,699,120	0.3	7.13	34.8	630	34.7
40.001 - 50.000	71	11,517,180	1.3	7.22	46.6	598	36.9
50.001 - 60.000	128	24,855,834	2.8	7.06	55.8	609	39.4
60.001 - 70.000	343	78,768,799	8.8	7.01	66.8	615	39.2
70.001 - 80.000	2,375	513,843,598	57.2	6.92	79.0	638	41.7
80.001 - 90.000	950	211,974,408	23.6	7.44	87.6	620	41.6
90.001 - 100.000	715	52,591,026	5.9	8.73	97.6	645	41.6
Total:	4,617	898,209,110	100.0	7.17	79.8	631	41.3

*

Note, for second liens, CLTV is employed in this calculation.